Exhibit 99.1

Viking Acquisition Corp. I to Complete Business Combination with NorthStar Earth & Space Inc.

Transaction expected to close on September 30, 2026; first day of trading expected on October 1, 2026

MONTREAL and NEW YORK, September 28, 2026 – Viking Acquisition Corp. I (NYSE: VACI) (“Viking”), a special purpose acquisition company, is pleased to announce that the previously announced business combination (the “Business Combination”) with NorthStar Earth & Space Inc. (“NorthStar”), a global leader in Space Situational Awareness (“SSA”) and Space Domain Awareness (“SDA”), is expected to close on Wednesday, September 30, 2026, upon satisfaction of customary closing conditions.

In connection with the closing of the Business Combination, Viking will transfer its listing from the New York Stock Exchange to NYSE American. Following the closing and effective Thursday, October 1, 2026, the combined company will operate as NorthStar Earth & Space Enterprises, Inc., and its common shares and public warrants will begin trading on NYSE American under the symbols “NSTR” and “NSTR.WS,” respectively.

About Viking

Viking Acquisition Corp. I is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Viking is sponsored by KingsRock Advisors, LLC, an independent global advisory firm, with securities offered by KingsRock Securities, LLC, a FINRA member firm and SIPC. KingsRock advises on a wide range of corporate finance matters and private capital markets transactions, including debt, hybrid, equity and M&A.

About NorthStar

NorthStar’s precise information services identify and anticipate the position of space objects to enhance spaceflight safety. NorthStar is the first commercial service to deliver space-based SSA and SDA capabilities on an international scale. With headquarters in Montreal, Canada, a European headquarters in Luxembourg, and a dedicated US operation in New York, NorthStar addresses the ever-growing threat of space collisions as a major contribution to empower humanity to preserve our planet.

No Offer or Solicitation

This communication shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This communication is for informational purposes only and shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This communication includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the expected closing date of the Business Combination; the expected first day of trading of shares of the combined company on NYSE American; the anticipated transfer of the listing from the New York Stock Exchange to NYSE American; the expected benefits of the Business Combination; and other statements regarding future events. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of NorthStar’s and Viking’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of NorthStar and Viking. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination and other related transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; failure to satisfy closing conditions to the Business Combination and other related transactions; failure to realize the anticipated benefits of the Business Combination and other related transactions; ability to successfully consummate the previously announced private placement financing, or obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement between Viking and NorthStar; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against Viking or NorthStar related to the Business Combination; and changes in domestic and foreign business, market, financial, political, and legal conditions. Additional risks related to NorthStar’s business include, but are not limited to: the development of advanced data analytics services is complex, and delays could adversely affect NorthStar’s business and prospects; NorthStar may be unable to adequately control the costs associated with its operations and the components necessary to develop and commercialize its data analytics technology; NorthStar may not accurately estimate future supply and demand for its analytics services, leading to inefficiencies and hindering its ability to generate revenue and profits; NorthStar’s expectations and targets regarding technical, pre-production, and production objectives depend on assumptions and analyses that may prove incorrect, affecting milestone achievement; if NorthStar’s existing customers do not continue to purchase its analytics services, its revenue and results of operations would be adversely impacted; NorthStar is an early-stage company with a history of financial losses and expects to incur significant expenses and continuing losses from operations; NorthStar relies heavily on its intellectual property portfolio, and if it is unable to protect its intellectual property rights, its business and competitive position would be harmed. Additional risks related to Viking include those factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Definitive Proxy Statement/Prospectus filed with the SEC on August 12, 2026, as amended, and in those documents that Viking has filed, or will file, with the SEC.

If any of these risks materialize or Viking’s or NorthStar’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Viking nor NorthStar presently know or that Viking and NorthStar currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Viking’s and NorthStar’s expectations, plans, or forecasts of future events and views as of the date of this communication and are qualified in their entirety by reference to the cautionary statements herein. Viking and NorthStar anticipate that subsequent events and developments will cause Viking’s and NorthStar’s assessments to change. These forward-looking statements should not be relied upon as representing Viking’s and NorthStar’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Viking, NorthStar nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

Media Contacts

Viking

Gil Ottensoser

Gil.Ottensoser@kingsrock.com

NorthStar

Prosek Partners

Pro-NorthStar@Prosek.com

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